UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 9, 2017

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                                        Regulation FD Disclosure.

On November 9, 2017, Piper Jaffray Companies (the “Company”) issued a press release announcing that the Company’s Board of Directors (the “Board”) approved a new dividend policy intended to return from 30% to 50% of its non-GAAP net income to shareholders each year, beginning with the Company’s fiscal year ending December 31, 2017.  After taking into account the regular quarterly dividends made during each fiscal year, the Board intends to declare an annual special dividend payable to shareholders of the Company in the first quarter of each year to return from 30% to 50% of its non-GAAP net income from the previous fiscal year. The Board also intends to increase its regular quarterly dividend from $0.3125 per share to $0.375 per share beginning in the first quarter of the Company’s fiscal year ending December 31, 2018.  The Board will continue to review the dividend policy as part of the Company’s commitment to maximizing shareholder value, taking into consideration overall financial performance and market conditions.  A copy of the press release is furnished as Exhibit 99 hereto.

The information contained in this Item 7.01 and Exhibit 99 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 of the Exchange Act. Furthermore, the information contained in this Item 7.01 and Exhibit 99 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are subject to significant risks and uncertainties that are difficult to predict. These forward-looking statements cover, among other things, statements made about the Company’s intent and ability to pay annual and quarterly dividends to its shareholders, or other similar matters. Forward-looking statements involve inherent risks and uncertainties, both known and unknown, and important factors could cause actual results to differ materially from those anticipated or discussed in the forward-looking statements. A further listing and description of these and other risks, uncertainties and important factors can be found in the sections titled “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and updated in the Company’s subsequent reports filed with the Securities and Exchange Commission.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99                                  Press Release dated November 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: November 9, 2017	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary